SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): February 12, 2004








                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



         Maryland                       0-24097                59-3396369
State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


               450 South Orange Avenue                            32801
                  Orlando, Florida                             (Zip Code)
      (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits.

           Exhibit No. 99.1  Letter dated February 12, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

         Reference is made to the letter dated February 12, 2004 that is being distributed concerning the recent announcement of a probable acquisition by CNL Hospitality Properties, Inc. (the "Registrant") of all of the outstanding capital stock of KSL Recreation Corporation ("KSL") for approximately $1.366 billion in cash. Further, KSL has outstanding debt of approximately $794 million. The Registrant has obtained a commitment for financing of up to $1.065 billion plus additional funds to retire the existing debt, if it chooses to do so. The letter also contains an update regarding the status of the Registrant's offerings. The letter is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CNL HOSPITALITY PROPERTIES, INC.



Dated: February 12, 2004            By:     /s/ Thomas J. Hutchison III
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                                            THOMAS J. HUTCHISON III
                                            Chief Executive Officer